Fair value measurements	12 Months Ended
Mar. 31, 2017
Fair value measurements
Fair value measurements

22               Fair value measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Available-for-sale equity securities - based on quoted market prices on the last trading value as of March 31, 2017. Such investments are classified as Level 1 in the hierarchy.

Short-term financial instruments (including cash and cash equivalents, accounts receivable, prepaid expenses and other receivables, accounts payable, accrued expenses and other payables, amounts due to related parties and short-term bank loan) - cost approximates their respective fair values due to their short-term nature.

Convertible notes - the estimated fair value was US$256,166 and US$278,254 (RMB1,915,278) as of March 31, 2016 and 2017 based on the level 3 valuation technique as compared to a carrying amount (before deducting unamortized debt issuance costs) of RMB910,659 and RMB1,031,849 (US$149,908) as of March 31, 2016 and 2017. The estimated fair value of the convertible notes is based on a mark-to-model valuation model. Due to the fact that there is no active market for this instrument, the fair value of the convertible notes was estimated using a discounted cash flow analysis based on current borrowing rates for instruments with similar terms. In addition, the Company utilized other sources of information for the relevant market parameters in order to develop its fair value.